Exhibit 21
 SUBSIDIARIES OF AMERICAN TOWER CORPORATION

Subsidiary	Jurisdiction of Incorporation or Organization

10 Presidential Way Associates, LLC	Delaware
ACC Tower Sub, LLC	Delaware
Adquisiciones y Proyectos Inalámbricos, S. de R. L. de C.V.	Mexico
Alternative Networking LLC	Florida
American Tower Asset Sub II, LLC	Delaware
American Tower Asset Sub, LLC	Delaware
American Tower Charitable Foundation, Inc.	Delaware
American Tower Delaware Corporation	Delaware
American Tower Depositor Sub, LLC	Delaware
American Tower do Brasil - Cessão de Infraestruturas Ltda.	Brazil
American Tower do Brasil - Communicação Multimídia Ltda.	Brazil
American Tower Guarantor Sub, LLC	Delaware
American Tower Holding Sub, LLC	Delaware
American Tower Holding Sub II, LLC	Delaware
American Tower International Holding I LLC	Delaware
American Tower International Holding II LLC	Delaware
American Tower International, Inc.	Delaware
American Tower Investments LLC	California
American Tower LLC	Delaware
American Tower Management, LLC	Delaware
American Tower Mauritius	Republic of Mauritius
American Tower, L.P.	Delaware
American Tower Servicios Fibra, S. de R.L. de C.V.	Mexico
American Tower Tanzania Operations Limited	Tanzania
American Towers LLC	Delaware
AT Kenya C.V.	Netherlands
AT Netherlands C.V.	Netherlands
AT Netherlands Coöperatief U.A.	Netherlands
AT Sao Paulo C.V.	Netherlands
AT Sher Netherlands Coöperatief U.A.	Netherlands
AT South America C.V.	Netherlands
ATC Africa Holding B.V.	Netherlands
ATC Africa Shared Services (Pty) Ltd	South Africa
ATC Antennas Holding LLC	Delaware
ATC Antennas LLC	Delaware
ATC Argentina Coöperatief U.A.	Netherlands
ATC Argentina C.V.	Netherlands
ATC Argentina Holding LLC	Delaware
ATC Asia Pacific Pte. Ltd.	Singapore
ATC Atlantic C.V. (1)	Netherlands
ATC Atlantic II B.V.	Netherlands
ATC Backhaul LLC	Delaware
ATC Brasil - Serviços de Conectividades Ltda.	Brazil
ATC Brazil Holding LLC	Delaware
ATC Brazil I LLC	Delaware

ATC Brazil II LLC	Delaware
ATC Chile Holding LLC	Delaware
ATC Colombia B.V.	Netherlands
ATC Colombia Holding I LLC	Delaware
ATC Colombia Holding LLC	Delaware
ATC Colombia I LLC	Delaware
ATC CSR Foundation India	India
ATC Ecuador Holding LLC	Delaware
ATC Edge LLC	Delaware
ATC EH GmbH & Co. KG (2)	Germany
ATC Europe B.V. (1)	Netherlands
ATC Europe LLC (3)	Delaware
ATC European Holdings, Inc.	Delaware
ATC Fibra de Colombia, S.A.S.	Colombia
ATC France SAS	France
ATC France Coöperatief U.A.	France
ATC France Holding SAS	Netherlands
ATC France Holding II SAS	France
ATC France Réseaux SAS	France
ATC France Services SAS	France
ATC Germany Holdings GmbH	Germany
ATC Germany Services GmbH	Germany
ATC GP GmbH (3)	Germany
ATC Global Employment B.V.	Netherlands
ATC Heston B.V.	Netherlands
ATC Holding Fibra Mexico S. de R.L. DE C.V.	Mexico
ATC India Infrastructure Private Limited	India
ATC Indoor DAS Holding LLC	Delaware
ATC Indoor DAS LLC	Delaware
ATC International Coöperatief U.A.	Netherlands
ATC International Financing B.V.	Netherlands
ATC International Financing II B.V.	Netherlands
ATC International Financing II Holding LLC	Delaware
ATC International Holding Corp.	Delaware
ATC IP LLC	Delaware
ATC Iris I LLC	Delaware
ATC Kenya Operations Limited	Kenya
ATC Kenya Services Limited	Kenya
ATC Latin America S.A. de C.V., SOFOM, E.N.R.	Mexico
ATC Managed Sites Holding LLC	Delaware
ATC Managed Sites LLC	Delaware
ATC MexHold LLC	Delaware
ATC Mexico Holding LLC	Delaware
ATC Nigeria Coöperatief U.A.	Netherlands
ATC Nigeria C.V.	Netherlands
ATC Nigeria Holding LLC	Delaware
ATC Nigeria Wireless Infrastructure Limited	Nigeria
ATC On Air + LLC	Delaware
ATC Operations LLC	Delaware
ATC Outdoor DAS, LLC	Delaware

ATC Paraguay Holding LLC	Delaware
ATC Paraguay S.R.L.	Paraguay
ATC Peru Holding LLC	Delaware
ATC Ponderosa B-I LLC	Delaware
ATC Ponderosa B-II LLC	Delaware
ATC Ponderosa K LLC	Delaware
ATC Ponderosa K-R LLC	Delaware
ATC Sequoia LLC	Delaware
ATC Sitios de Chile S.A.	Chile
ATC Sitios de Colombia S.A.S.	Colombia
ATC Sitios del Peru S.R.L.	Peru
ATC Sitios Infraco S.A.S.	Colombia
ATC South Africa Investment Holdings (Proprietary) Limited	South Africa
ATC South Africa Wireless Infrastructure (Pty) Ltd	South Africa
ATC South Africa Wireless Infrastructure II (Pty) Ltd	South Africa
ATC South America Holding LLC	Delaware
ATC South LLC	Delaware
ATC Tanzania Holding LLC	Delaware
ATC Telecom Infrastructure Private Limited (1)	India
ATC Tower (Ghana) Limited (3)	Republic of Ghana
ATC Tower Services LLC	Delaware
ATC TRS I LLC	Delaware
ATC TRS II LLC	Delaware
ATC TRS III LLC	Delaware
ATC Uganda Limited (2)	Uganda
ATC Watertown LLC	Delaware
ATC WiFi LLC	Delaware
ATS-Needham LLC (4)	Massachusetts
Blue Transfer Sociedad Anonima	Paraguay
California Tower, Inc.	Delaware
Cell Site NewCo II, LLC	Delaware
Cell Tower Lease Acquisition LLC	Delaware
Central States Tower Holdings, LLC	Delaware
CNC2 Associates, LLC	Delaware
Colo ATL, LLC	Delaware
Comunicaciones y Consumos S.A.	Argentina
Connectivity Infrastructure Services Limited	Nigeria
DCS Tower Sub, LLC	Delaware
Eaton Towers Burkina Faso S.A.	Burkina Faso
Eaton Towers Ghana Limited	Ghana
Eaton Towers Ghana (M) Limited	Mauritius
Eaton Towers Holdings Limited	Jersey
Eaton Towers Kenya Limited	Kenya
Eaton Towers (Lilongwe) Limited	Malawi
Eaton Towers Limited	United Kingdom
Eaton Towers Niger S.A.	Niger
Eaton Towers Uganda Limited	Uganda
Eure-et-Loir Réseaux Mobiles SAS (1)	France
Ghana Tower InterCo B.V. (1)	Netherlands
Global Tower Assets III, LLC	Delaware

Global Tower Assets, LLC	Delaware
Global Tower Holdings, LLC	Delaware
Global Tower Services, LLC	Delaware
Global Tower, LLC	Delaware
Goodison One Hundred Twenty Limited	Kenya
Gondola Tower Holdings LLC	Delaware
GrainComm I, LLC	Delaware
GrainComm II, LLC	Delaware
GrainComm III, LLC	Delaware
GrainComm V, LLC	Delaware
GrainComm Marketing, LLC	Delaware
Grain Communications REIT II, Inc.	Delaware
Grain HoldCo, LLC	Delaware
Grain HoldCo Parent, LLC	Delaware
GTP Acquisition Partners I, LLC	Delaware
GTP Acquisition Partners II, LLC	Delaware
GTP Acquisition Partners III, LLC	Delaware
GTP Costa Rica Finance, LLC	Delaware
GTP Infrastructure I, LLC	Delaware
GTP Infrastructure II, LLC	Delaware
GTP Infrastructure III, LLC	Delaware
GTP Investments LLC	Delaware
GTP LATAM Holdings B.V.	Netherlands
GTP LatAm Holdings Coöperatieve U.A.	Netherlands
GTP Operations CR, S.R.L.	Costa Rica
GTP South Acquisitions II, LLC	Delaware
GTP Structures I, LLC	Delaware
GTP Structures II, LLC	Delaware
GTP Structures III, LLC	Delaware
GTP Torres CR, S.R.L.	Costa Rica
GTP Towers Costa Rica Holdcorp S.R.L.	Costa Rica
GTP Towers I, LLC	Delaware
GTP Towers II, LLC	Delaware
GTP Towers III, LLC	Delaware
GTP Towers IV, LLC	Delaware
GTP Towers IX, LLC	Delaware
GTP Towers V, LLC	Delaware
GTP Towers VII, LLC	Delaware
GTP Towers VIII, LLC	Delaware
GTP TRS I LLC	Delaware
GTPI HoldCo, LLC	Delaware
Haysville Towers, LLC (1)	Kansas
JT Communications, LLC	Georgia
Lap do Brasil Empreendimentos Imobiliários Ltda	Brazil
LAP Inmobiliaria Limitada	Chile
Loxel SAS	France
MATC Digital, S. de R.L. de C.V.	Mexico
MATC Fibraoptica, S. de R.L. de C.V.	Mexico
MATC Infraestructura, S. de R.L. de C.V.	Mexico
MATC Servicios, S. de R.L. de C.V.	Mexico

MHB Tower Rentals of America, LLC	Mississippi
MC New Macland Properties, LLC	Georgia
MCSU Properties, LLC	Georgia
Municipal Bay, LLC	Delaware
Municipal-Bay Holdings, LLC	Delaware
New Towers LLC	Delaware
PCS Structures Towers, LLC	Delaware
Red Spires Asset Sub, LLC	Delaware
Richland Towers, LLC	Delaware
RSA Media, Inc.	Massachusetts
Southeast Network Access Point, LLC	Georgia
SpectraSite Communications, LLC	Delaware
SpectraSite, LLC	Delaware
T8 Ulysses Site Management LLC	Delaware
Tower Management, Inc. (5)	Indiana
Towers of America, L.L.L.P.	Delaware
Transcend Infrastructure Holdings Pte. Ltd.	Singapore
Transcend Towers Infrastructure (Philippines), Inc.	Philippines
Uganda Tower Interco B.V. (1)	Netherlands
Ulysses Asset Sub I, LLC	Delaware
Ulysses Asset Sub II, LLC	Delaware
UniSite, LLC	Delaware
UniSite/Omnipoint FL Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint NE Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint PA Tower Venture, LLC (1)	Delaware
Verus Management One, LLC	Delaware
(1)    Majority interest owned by a wholly owned subsidiary.
(2)    Majority interest owned by a majority owned subsidiary.
(3)    Wholly owned by a majority owned subsidiary.
(4)    Majority owned by two wholly owned subsidiaries.
(5)    50% owned by a wholly owned subsidiary.